UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2011

Shengkai Innovations, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-34587	11-3737500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.106 Zhonghuan South Road, Airport Industrial Park Tianjin, People's Republic of China	300308
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (86) 22-5883 8509

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 29, 2011, Shengkai Innovations, Inc., a Florida corporation (the "Company"), issued a press release (the "Press Release") announcing that the Company received a Certificate of Material Supplier from China National Petroleum Corporation.

A copy of the Press Release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

    99.1    Press Release, dated June 29, 2011.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shengkai Innovations, Inc. (Registrant)
June 29, 2011 (Date)	/s/ DAVID MING HE David Ming He Chief Financial Officer